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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-08612

MARTIN CURRIE BUSINESS TRUST
(Exact name of registrant as specified in charter)

Saltire Court, 20 Castle Terrace, Edinburgh, Scotland			EH1 2ES
(Address of principal executive offices)			(Zip code)

Nigel Anderson c/o Martin Currie, Inc. Saltire Court 20 Castle Terrace Edinburgh Scotland EH1 2ES
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-229-5252

Date of fiscal year end:	April 30

Date of reporting period:	May 1, 2013 to April 30, 2014

Explanatory Note:  The registrant, an open-end investment company registered pursuant to Section 8(b) of the Investment Company Act of 1940 (the “Act”), has not filed a registration statement that has gone effective under the Securities Act of 1933 (the “1933 Act”) because beneficial interests in the registrant are issued and sold solely in private transactions that do not involve any public offering within the meaning of Section 4(a)(2) of the 1933 Act.  Accordingly, this report is not filed under Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934.

Item 1. Reports to Stockholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

MARTIN CURRIE BUSINESS TRUST

MCBT Opportunistic EAFE Fund

MCBT Global Emerging Markets Fund

ANNUAL REPORT
APRIL 30, 2014

MARTIN CURRIE BUSINESS TRUST

TABLE OF CONTENTS

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

OBJECTIVE  Capital appreciation through investment in an international portfolio of primarily equity and equity-related securities traded in Europe, Australasia, and the Far East.

LAUNCH DATE  July 1, 1994

FUND SIZE  $8.2m

PERFORMANCE  Total return from May 1, 2013 through April 30, 2014

•MCBT Opportunistic EAFE Fund	+6.51%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+13.80%

Annualized total return from May 1, 2009 through April 30, 2014

•MCBT Opportunistic EAFE Fund	+10.86%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+14.09%

Annualized total return from May 1, 2004 through April 30, 2014

•MCBT Opportunistic EAFE Fund	+5.63%
•Morgan Stanley Capital International (MSCI) EAFE Index*	+7.41%

Annualized total return from July 1, 1994 through April 30, 2014

•MCBT Opportunistic EAFE Fund (excluding all transaction fees)	+4.83%
•MCBT Opportunistic EAFE Fund (including all transaction fees)	+4.78%
•Morgan Stanley Capital International (MSCI) EAFE Index (a)*	+5.82%

(a)  Performance for the benchmark is not available from July 1, 1994 (commencement of investment operations). For that reason, performance for the benchmark is shown from July 31, 1994.

*  Gross of dividends

Performance shown is net of all fees after reimbursement from Martin Currie Inc. (the "Investment Manager" or "Martin Currie"). Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to June 28, 2000, reflects a transaction fee of 75 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

During the period under review, global macroeconomic factors - in particular, speculation regarding the 'tapering' of U.S. quantitative easing (QE) - continued to have a significant impact on global market sentiment. The eventual announcement by the Federal Reserve in December of a reduction in QE from January 2014 was received more positively than many expected, and although emerging-market concerns dragged markets down sharply in January, the benchmark was up for the 12 months overall, rising by 13.8%.

The Fund was also up in absolute terms, gaining 6.5%, but underperforming relative to the index. The portfolio's biggest detractor was Serco. Shares in the international service company fell during the period after it delivered a profit warning. Organic growth is now expected in negative mid-single digits as a result of the attrition from lost contracts, lower-than-expected volumes on the Australian immigration contracts and lower anticipated activity on re-bids and extensions. Other notable poor performers included car-maker Nissan and Japan Tobacco. Nissan disappointed investors with weak second-quarter results in 2013 and downgraded profit guidance. Pricing difficulties - notably in the U.S. and emerging markets - along with higher incentive payments and selling expenses represented a string of problems during the period. Japan Tobacco, along with tobacco shares generally, suffered in a broad shift out of defensives. However, there was also some company-specific disappointment during the 12 months: the CEO for international operations resigned and management denied speculation they would expand margins by hiking domestic cigarette prices by more than the consumption-tax rise in April.

Italian investment bank Mediobanca was the top performer for the Fund. Good 2013 fourth-quarter results confirmed solid revenue performance, mainly driven by strong commission income and better capital trends. The company is also making good progress on stake disposals and governance. Safran, the French aerospace company, and Johnson Matthey, the UK specialty-chemicals and precious-metals group, also did well. The former posted excellent sales results driven by aftermarket growth in its civil-aviation engines business. This division had underperformed through the crisis as airlines saved as much money as possible, but is now enjoying a rebound in what is a high-margin business. A meeting in our Edinburgh office in September confirmed that progress towards the next generation of engine is on plan. Johnson Matthey outperformed on the back of better-than-expected first-half results in 2013. Demand remains strong for catalysts used in the motor industry, particularly heavy-duty diesel; solid growth should also come from process technologies, where Chinese and U.S. capex should result in strong top-line development.

Among the notable new purchases were German pharmaceutical company Bayer, Anglo-Australian miner BHP Billiton, Japanese engineering and electronics multinational Hitachi, Japan Tobacco, and Japanese telecommunications firm Softbank. Sales included German sportswear manufacturer Adidas, British American Tobacco, Italian oil and gas multinational ENI, Swiss transnational food and beverage company Nestlé, and Anglo-Dutch energy firm Royal Dutch Shell.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

OUTLOOK

We remain relatively optimistic about the global macro outlook, with the U.S. recovery gaining momentum and central banks in Europe and Japan committed to the same path through QE. Monetary policy has, however, proved surprisingly ineffective since the first round (QE1). The money multiplier has collapsed, meaning that massive central bank monetary-policy easing has neither led to a recovery in bank lending nor to broader monetary growth. It would be helpful if regulators could agree on capital requirements once and for all and allow banks to put their excess capital to work. We also expect more unconventional central bank responses to break the deadlock, and we continue to believe that central banks in Europe and Japan will do whatever it takes to avoid deflation.

Emerging markets remain our biggest challenge. One of the most critical debates in the emerging-markets space centers on whether U.S. growth will help emerging-markets exports. We continue to expect a cyclical recovery, but over the long term we view the U.S. as a structural competitor for emerging-markets exports, rather than the consumer that it has traditionally been. In China, new leadership has embraced reform that will lead to more sustainable growth longer term, but there is a need to first unwind the excesses of recent years and default announcements are likely to unnerve markets. We expect this rebalancing to have profound implications for all markets, not just the U.S. and China.

MCBT OPPORTUNISTIC EAFE FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

ASSET ALLOCATION BY COUNTRY
(% of net assets)
Percentages of long-term investments are presented in the portfolio by country.

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Europe	Country	% of net assets
Roche Holding AG	(Switzerland)	3.6
HSBC Holdings PLC	(United Kingdom)	3.1
Anheuser-Busch InBev NV	(Belgium)	2.8
BNP Paribas SA	(France)	2.8
BHP Billiton PLC	(United Kingdom)	2.7
Schneider Electric SA	(France)	2.6
Prudential PLC	(United Kingdom)	2.5
BG Group PLC	(United Kingdom)	2.5
Bayer AG	(Germany)	2.4
Credit Suisse Group AG	(Switzerland)	2.4

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentages of long-term investments by industry are as follows:

Industry	% of net assets
Aerospace & Defense	2.3%
Apparel	1.7%
Auto Manufacturers	3.6%
Auto Parts & Equipment	3.0%
Banking & Insurance Services	1.8%
Banks	12.1%
Beverages	2.8%
Building Materials	1.2%
Chemicals	1.8%
Diversified	2.4%
Diversified Financial Services	4.4%
Electric	1.5%
Electrical Component & Equipment	4.7%
Financial Services	1.7%
Food	2.7%
Healthcare - Products	1.3%
Home Builders	1.8%
Insurance	4.4%
Lodging	1.2%
Machinery - Diversified	1.2%
Media	1.4%
Medical Products	2.4%
Mining	6.1%
Oil & Gas	2.5%
Pharmaceuticals	7.1%
Retail	3.9%
Semiconductors	1.1%
Software	2.9%
Telecommunications	5.4%
Textiles	2.5%
Tobacco	2.2%
Transportation	2.3%

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

OBJECTIVE  Capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies.

LAUNCH DATE  February 14, 1997

FUND SIZE  $36.2m

PERFORMANCE  Total return from May 1, 2013 through April 30, 2014

•MCBT Global Emerging Markets Fund	–7.52%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	–1.49%

Annualized total return from May 1, 2009 through April 30, 2014

•MCBT Global Emerging Markets Fund	+8.58%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+11.43%

Annualized total return from May 1, 2004 through April 30, 2014

•MCBT Global Emerging Markets Fund	+9.26%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index*	+11.44%

Annualized total return from February 14, 1997 through April 30, 2014

•MCBT Global Emerging Markets Fund	+5.40%
•Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (a)*	+6.44%

(a)  Performance for the benchmark is not available from February 14, 1997 (commencement of investment operations). For that reason, performance for the benchmark is shown from February 28, 1997.

*  Gross of dividends

Performance shown is net of all fees. Returns and net asset values of Fund investments will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Each performance figure, including all transaction fees, assumes purchase at the beginning and redemption at the end of the stated period and is calculated using an offering and redemption price which prior to October 1, 1998, reflects a transaction fee of 100 basis points on purchase. Past performance is not indicative of future performance. Performance shown does not reflect the deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

MANAGEMENT DISCUSSION AND ANALYSIS  REVIEW

For much of the year under review, market direction continued to be impacted by significant macroeconomic factors. Specifically, from May 2013, speculation about the potential 'tapering' of asset purchases by the U.S. Federal Reserve caused increased volatility in emerging-market equities, bonds and currencies. Countries with high or rising current-account deficits suffered most. In November, third-quarter GDP data from the U.S. outstripped expectations, paving the way for the Fed's announcement in December of a reduction in quantitative easing (QE) from January 2014. After a relatively strong start to the new year, the withdrawal of QE led to a sharp sell-off in emerging markets, igniting a cycle of capital outflows and weakening currencies - forcing many central banks to raise interest rates. Emerging-market stocks rebounded somewhat in February and March despite the prevalence of ongoing macro factor uncertainties, most notably the political unrest in Ukraine.

Against this backdrop, it was a challenging year for the Fund, which fell 7.52% compared with a 1.5% fall in the index. Within the portfolio, consumer discretionary, financials and energy made the biggest negative contributions to relative returns, while healthcare, consumer staples and telecommunications services did the best. At the country level, it was Brazil, India and Korea which were the biggest detractors; meanwhile Chile, Hong Kong and Turkey were the main positives.

The Fund's not owning shares of the South African media company Naspers for part of the period under review harmed performance relative to the benchmarks as its core investment Tencent, one of China's leading internet businesses, outperformed the emerging-market index. Indian bank IDFC was another detractor to performance, as infrastructure investment opportunities remained thin on the ground and the company's management applied for a banking licence to secure access to lower-cost funding. Thai bank Kasikornbank also underperformed, facing valuation concerns as it traded at a premium to peers.

Cognizant Technology Solutions was the top performer for the Fund, buoyed by good results and increased guidance at the end of 2013, with upbeat commentary on the expectations for volumes and prices. Aspen Pharmacare, the South Africa-based multinational, also did well as strong full-year results during the period showed improvements in revenue growth and operating profit. Aspen also continued to expand its presence in other emerging markets with a number of acquisitions.

In terms of portfolio activity, we initiated a new position in Turkey's leading mobile-phone operator Turkcell. It emerged from an ownership dispute in 2013 that will allow it to make better use of its financial assets, including the possibility of higher dividends. We also bought Chinese car-maker Dongfeng Motor - its discount valuation relative to its peers makes it the most attractive way to participate in the world's fastest-growing car market. We reviewed Naspers (mentioned above) and purchased stock on the basis that the market was undervaluing its core operations. Energy firm Cairn India was another key purchase over the period; it has a well-funded balance sheet that should enable it to explore and develop reserves from its main oil and gas block in India. Another notable purchase was ITC, India's leading tobacco company, based upon our confidence in the company's growth trajectory.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

With regard to sales, we exited our position in Brazilian state-owned energy company Petrobras as we believed its profitability was being compromised in order to satisfy political priorities. We also sold Thai convenience store operator CP ALL on news of its bid for wholesaler Siam Makro, which signalled a clear change in the investment thesis. In the shadow of the Ukrainian crisis, Russia's leading bank Sberbank will be significantly impacted by financial-sector sanctions deployed against the country; we therefore sold our position in the first quarter of 2014. Given limited upside to our fair value and being mindful that Indonesia faces a number of challenges from a rising interest rate environment, we took the opportunity to exit Bank Mandiri. We also sold Asian telecoms company Axiata.

OUTLOOK

The outlook for emerging-market equities appears more supportive than it has for some time. Last year was difficult, with the worst returns relative to developed-market equities since 1998. Although fundamentals have deteriorated in recent years, they remain far better than during the very challenging crisis period of the late 1990s. The good news for investors is that the outlook for earnings in emerging regions is looking positive; aggregate earnings appear set to rebound this year on stronger domestic growth, a stabilisation in margins and strengthening currencies.

MCBT GLOBAL EMERGING MARKETS FUND

PROFILE AS OF APRIL 30, 2014 (Unaudited)

ASSET ALLOCATION BY COUNTRY
(% of net assets)
Percentages of long-term investments are presented in the portfolio by country.

TOP TEN HOLDINGS
BY REGION/COUNTRY*

Pacific Basin	Country	% of net assets
Samsung Electronics Co., Ltd.	(South Korea)	7.6
Taiwan Semiconductor Manufacturing Co., Ltd.	(Taiwan)	5.4
Industrial and Commercial Bank of China Ltd., H Shares	(China)	3.6
CNOOC Ltd.	(China)	3.1
Hyundai Mobis	(South Korea)	2.5
Africa
Aspen Pharmacare Holdings Ltd.	(South Africa)	3.0
MTN Group Ltd.	(South Africa)	2.7
Latin America
Credicorp Ltd.	(Peru)	2.8
Europe
Turkcell Iletisim Hizmetleri AS	(Turkey)	2.4
Other Areas
Cognizant Technology Solutions Corp.	(United States)	2.6

*  Excludes short-term investments

The Fund is actively managed and therefore portfolio holdings will change over time.

ASSET ALLOCATION BY INDUSTRY:

Percentages of long-term investments by industry are as follows:

Industry	% of net assets
Auto Manufacturers	4.1%
Auto Parts & Equipment	2.5%
Banks	14.3%
Broadcasting	0.1%
Building Materials	1.3%
Chemicals	3.8%
Commercial Services	4.8%
Computers	5.4%
Diversified Financial Services	3.1%
Electrical Component & Equipment	1.3%
Electriconics	1.4%
Food	3.0%
Healthcare - Products	3.0%
Insurance	2.5%
Iron/Steel	1.9%
Lodging	3.8%
Media	2.7%
Mining	1.3%
Oil & Gas	8.6%
Real Estate	2.7%
Retail	0.3%
Semiconductors	14.7%
Telecommunications	9.9%
Textiles	0.3%
Tobacco	1.7%

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2014

	Shares	US$ Value
COMMON STOCKS – 97.4%
AFRICA – 1.3%
SOUTH AFRICA – 1.3%
Aspen Pharmacare Holdings Ltd.	3,958	$105,330
TOTAL SOUTH AFRICA – (Cost $99,164)		105,330
TOTAL AFRICA – (Cost $99,164)		105,330
EUROPE – 63.7%
AUSTRIA – 1.4%
Voestalpine AG	2,583	117,898
TOTAL AUSTRIA – (Cost $124,733)		117,898
BELGIUM – 2.8%
Anheuser-Busch InBev NV	2,123	231,033
TOTAL BELGIUM – (Cost $165,876)		231,033
FRANCE – 13.2%
BNP Paribas SA	3,006	225,659
Eutelsat Communications SA (a)	3,181	109,137
Kering	798	176,472
Safran SA	2,854	191,818
Sanofi SA	1,578	170,804
Schneider Electric SA	2,254	211,235
TOTAL FRANCE – (Cost $835,749)		1,085,125
GERMANY – 5.9%
Bayer AG 144A	1,407	195,200
Daimler AG	1,738	160,900
Hugo Boss AG (a)	906	125,694
TOTAL GERMANY – (Cost $427,090)		481,794
ITALY – 2.4%
Mediobanca SpA*	17,455	193,245
TOTAL ITALY – (Cost $107,143)		193,245
LUXEMBOURG – 1.0%
Samsonite International SA	25,800	82,029
TOTAL LUXEMBOURG – (Cost $80,776)		82,029
NORWAY – 1.7%
DnB NOR ASA	7,960	140,739
TOTAL NORWAY – (Cost $88,669)		140,739

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2014

	Shares	Value
COMMON STOCKS – Continued
EUROPE – Continued
RUSSIA – 0.9%
Magnit OJSC, GDR 144A	1,500	$70,575
TOTAL RUSSIA – (Cost $91,677)		70,575
SPAIN – 2.0%
Inditex SA (a)	938	140,740
Telefonica SA (a)	1,236	20,697
TOTAL SPAIN – (Cost $149,765)		161,437
SWEDEN – 1.8%
Assa Abloy AB, B Shares	2,833	149,968
TOTAL SWEDEN – (Cost $125,630)		149,968
SWITZERLAND – 9.6%
Aryzta AG*	1,624	149,926
Cie Financiere Richemont SA,144A	1,413	143,371
Credit Suisse Group AG, 144A*	6,131	194,428
Roche Holding AG	1,010	296,080
TOTAL SWITZERLAND – (Cost $615,384)		783,805
UNITED KINGDOM – 21.0%
BG Group PLC	9,924	200,733
BHP Billiton PLC	6,722	217,795
British Sky Broadcasting Group PLC	7,992	118,745
HSBC Holdings PLC	24,824	253,195
Inmarsat PLC	11,888	146,122
Johnson Matthey PLC	2,605	143,956
Persimmon PLC*	6,582	145,803
Prudential PLC	8,890	203,909
Rio Tinto PLC	3,023	164,580
Scottish & Southern Energy PLC	4,770	122,818
TOTAL UNITED KINGDOM – (Cost $1,362,838)		1,717,656
TOTAL EUROPE – (Cost $4,175,330)		5,215,304
JAPAN – 20.8%
Astellas Pharma, Inc.	10,000	111,214
Denso, Corp.	2,000	91,006
Hitachi Ltd.	25,000	177,777
Isuzu Motors Ltd.	27,000	156,610
Japan Tobacco, Inc.	5,400	177,262
Komatsu Ltd.	4,500	99,125
Mitsubishi UFJ Financial Group, Inc.	34,100	180,781

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2014

	Shares	Value
COMMON STOCKS – Continued
JAPAN – Continued
Mizuho Financial Group, Inc.	71,300	$139,483
Nabtesco Corp. (a)	4,600	98,943
Nissan Motor Co., Ltd.	15,400	132,105
ORIX Corp.	11,600	167,586
SoftBank Corp.	2,300	170,754
TOTAL JAPAN – (Cost $1,695,397)		1,702,646
MIDDLE EAST – 1.9%
ISRAEL – 1.9%
Check Point Software Technologies Ltd.* (a)	2,500	160,150
TOTAL ISRAEL – (Cost $134,412)		160,150
TOTAL MIDDLE EAST – (Cost $134,412)		160,150
OTHER AREAS – 0.9%
INDIA – 0.9%
Wipro Ltd., ADR (a)	6,300	75,348
TOTAL INDIA – (Cost $80,150)		75,348
TOTAL OTHER AREAS – (Cost $80,150)		75,348
PACIFIC BASIN – 8.8%
AUSTRALIA – 4.6%
Aurizon Holdings Ltd.	38,396	184,770
Macquarie Group Ltd.	3,527	189,059
TOTAL AUSTRALIA – (Cost $260,152)		373,829
HONG KONG – 3.1%
AIA Group Ltd.	31,600	153,253
SJM Holdings Ltd.	35,000	97,285
TOTAL HONG KONG – (Cost $137,013)		250,538
TAIWAN – 1.1%
MediaTek, Inc.	6,000	93,781
TOTAL TAIWAN – (Cost $79,341)		93,781
TOTAL PACIFIC BASIN – (Cost $476,506)		718,148
TOTAL COMMON STOCKS – (Cost $6,660,959)		7,976,926
COLLATERAL FOR SECURITIES ON LOAN – 3.8%
State Street Navigator Securities Lending Prime Portfolio, 0.14%	316,560	316,560
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $316,560)		316,560

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2014

	Principal Amount	Value
SHORT-TERM INVESTMENTS – 2.5%
State Street Bank & Trust Co. Euro Dollar Time Deposit, 0.01%, 05/01/2014	$204,000	$204,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $204,000)		204,000
TOTAL INVESTMENTS – (Cost $7,181,519) – 103.7%		8,497,486
OTHER ASSETS LESS LIABILITIES – (3.7)%		(305,906)
NET ASSETS – 100.0%		$8,191,580

Notes to Schedule of Investments

*  Non-income producing security.

(a)  Security (or a portion of the security) on loan. As of April 30, 2014, the market value of the securities loaned was $691,380.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2014, these securities amounted to 7.4% of net assets.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

APRIL 30, 2014

	Shares	US$ Value
COMMON STOCKS – 94.3%
AFRICA – 7.5%
SOUTH AFRICA – 7.5%
Aspen Pharmacare Holdings Ltd.	40,920	$1,088,957
MTN Group Ltd.	49,308	988,035
Naspers Ltd.	6,765	637,886
TOTAL SOUTH AFRICA – (Cost $1,869,011)		2,714,878
TOTAL AFRICA – (Cost $1,869,011)		2,714,878
EUROPE – 7.4%
BERMUDA – 0.1%
Wilson Sons Ltd.	2,700	39,354
TOTAL BERMUDA – (Cost $37,913)		39,354
RUSSIA – 4.9%
LUKOIL, ADR	12,265	649,064
LUKOIL, ADR, (London Intl.)	1,004	53,061
Magnit OJSC, GDR 144A	15,500	729,275
Mail.ru Group Ltd., GDR 144A*	13,011	353,509
TOTAL RUSSIA – (Cost $1,667,331)		1,784,909
TURKEY – 2.4%
Turkcell Iletisim Hizmetleri AS*	148,077	862,564
TOTAL TURKEY – (Cost $802,084)		862,564
TOTAL EUROPE – (Cost $2,507,328)		2,686,827
LATIN AMERICA – 18.6%
BRAZIL – 4.8%
Cia Hering	10,600	112,002
Duratex SA	104,830	453,687
Localiza Rent a Car SA	40,630	606,785
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	36,900	571,766
TOTAL BRAZIL – (Cost $1,870,234)		1,744,240
CHILE – 1.7%
Banco Santander Chile	25,464	618,011
TOTAL CHILE – (Cost $630,201)		618,011
COLUMBIA – 1.4%
Pacific Rubiales Energy Corp.	31,000	505,990
TOTAL COLUMBIA – (Cost $733,194)		505,990

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2014

	Shares	Value
COMMON STOCKS – Continued
LATIN AMERICA – Continued
MEXICO – 7.9%
America Movil SAB de CV, Series L	690,700	$696,362
Controladora Comercial Mexicana SAB de CV	31,900	119,454
Fibra Uno Administracion SA de CV	175,100	574,041
Grupo Financiero Banorte SAB de CV, Series O	112,400	746,512
Mexichem SAB de CV	92,431	344,424
Mexico Real Estate Management SA de CV*	202,600	387,306
TOTAL MEXICO – (Cost $2,604,330)		2,868,099
PERU – 2.8%
Credicorp Ltd.	6,711	1,001,617
TOTAL PERU – (Cost $605,630)		1,001,617
TOTAL LATIN AMERICA – (Cost $6,443,589)		6,737,957
OTHER AREAS – 11.9%
INDIA – 8.0%
Cairn India Ltd.	140,812	782,094
Infrastructure Development Finance Co., Ltd.	180,347	334,890
ITC Ltd.	107,489	606,458
Maruti Suzuki India Ltd.	23,685	756,710
Wipro Ltd.	44,892	391,498
TOTAL INDIA – (Cost $2,815,802)		2,871,650
UNITED STATES – 3.9%
Cognizant Technology Solutions Corp.*	19,800	948,519
Southern Copper Corp. (a)	15,400	464,156
TOTAL UNITED STATES – (Cost $ 1,250,390)		1,412,675
TOTAL OTHER AREAS – (Cost $4,066,192)		4,284,325
PACIFIC BASIN – 48.9%
CHINA – 12.8%
China Taiping Insurance Holdings Co., Ltd.*	203,800	322,801
CNOOC Ltd.	688,000	1,132,328
Dongfeng Motor Group Co., Ltd., H Shares	556,000	740,095
Industrial and Commercial Bank of China Ltd., H Shares	2,180,310	1,296,439
Jiangsu Expressway Co., Ltd.	480,000	538,634
Lenovo Group Ltd.	538,000	610,658
TOTAL CHINA – (Cost $4,138,078)		4,640,955

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2014

	Shares	Value
COMMON STOCKS – Continued
PACIFIC BASIN – Continued
HONG KONG – 3.1%
First Pacific Co., Ltd.	332,000	$367,845
SJM Holdings Ltd.	278,000	772,725
TOTAL HONG KONG – (Cost $707,667)		1,140,570
INDONESIA – 1.4%
Tower Bersama Infrastructure Tbk PT	885,100	497,613
TOTAL INDONESIA – (Cost $485,248)		497,613
MALAYSIA – 3.6%
CIMB Group Holdings Berhad	303,303	697,536
Genting Malaysia Berhad	461,500	596,396
TOTAL MALAYSIA – (Cost $844,196)		1,293,932
SOUTH KOREA – 13.2%
Hyundai Mobis	3,185	909,296
Korean Reinsurance Co.	57,636	568,941
LG Chem Ltd.	2,125	540,864
Samsung Electronics Co., Ltd.	2,106	2,737,209
TOTAL SOUTH KOREA – (Cost $2,933,185)		4,756,310
TAIWAN – 12.0%
Chinatrust Financial Holding Co., Ltd.	1,306,747	776,744
Delta Electronics, Inc.	81,000	496,225
MediaTek, Inc.	41,000	640,837
Simplo Technology Co., Ltd.	91,200	474,151
Taiwan Semiconductor Manufacturing Co., Ltd.	495,822	1,945,655
TOTAL TAIWAN – (Cost $2,904,029)		4,333,612
THAILAND – 2.8%
Intouch Holding PCL	218,300	526,187
PTT Global Chemical PCL	252,000	480,871
TOTAL THAILAND – (Cost $1,156,453)		1,007,058
TOTAL PACIFIC BASIN – (Cost $13,168,856)		17,670,050
TOTAL COMMON STOCKS – (Cost $28,054,976)		34,094,037

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2014

	Shares	Value
PREFERRED STOCKS – 4.2%
LATIN AMERICA – 4.2%
BRAZIL – 4.2%
Itau Unibanco Holding SA	49,920	$823,884
Vale SA	58,777	696,441
TOTAL BRAZIL – (Cost $1,519,187)		1,520,325
TOTAL LATIN AMERICA – (Cost $1,519,187)		1,520,325
TOTAL PREFERRED STOCKS – (Cost $1,519,187)		1,520,325
COLLATERAL FOR SECURITIES ON LOAN – 0.4%
State Street Navigator Securities Lending Prime Portfolio, 0.14%	148,149	148,149
TOTAL COLLATERAL FOR SECURITIES ON LOAN – (Cost $148,149)		148,149
	Principal Amount
SHORT-TERM INVESTMENTS – 2.3%
State Street Bank & Trust Co. Euro Dollar Time Deposit, 0.01%, 05/01/2014	$807,000	807,000
TOTAL SHORT-TERM INVESTMENTS – (Cost $807,000)		807,000
TOTAL INVESTMENTS – (Cost $30,529,312) – 101.2%		36,569,511
OTHER ASSETS LESS LIABILITIES – (1.2)%		(425,426)
NET ASSETS – 100.0%		$36,144,085

Notes to Schedule of Investments

*  Non-income producing security.

(a)  Security (or a portion of the security) on loan. As of April 30, 2014, the market value of the securities loaned was $144,039.

ADR  American Depositary Receipts

GDR  Global Depositary Receipts

144A  Securities Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2014, these securities amounted to 3.00% of net assets.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2014

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
ASSETS
Investments in securities, at value	$7,976,926	$35,614,362
Short-term investments (Includes collateral for securities on loan of $316,560 and 148,149 $respectively)	520,560	955,149
Cash	527	758
Foreign currency, at value	12,811	25,954
Receivable for investments sold	365,393	273,581
Dividends and interest receivable	28,776	37,042
Receivable due from Advisor	45,716	–
Foreign tax reclaims receivable	23,160	–
Prepaid expenses	8,335	41,405
TOTAL ASSETS	8,982,204	36,948,251
LIABILITIES
Unrealized depreciation on spot contracts	533	354
Payable for investments purchased	339,574	359,623
Collateral for securities on loan (Note B)	316,560	148,149
Management fee payable	13,930	41,351
Audit and tax fee payable	65,762	73,946
Legal fee payable	23,072	117,072
Accrued expenses and other liabilities	31,193	63,671
TOTAL LIABILITIES	790,624	804,166
TOTAL NET ASSETS	$8,191,580	$36,144,085
COMPOSITION OF NET ASSETS
Paid-in capital	$9,264,293	$62,798,738
Undistributed net investment (loss)	(93,294)	(737,189)
Accumulated net realized loss on investments and foreign currency transactions	(2,296,226)	(31,957,571)
Net unrealized appreciation on investments, foreign currency and deferred foreign capital gains tax	1,316,807	6,040,107
TOTAL NET ASSETS	$8,191,580	$36,144,085
SHARES OF BENEFICIAL INTEREST OUTSTANDING*	857,598	7,771,934
NET ASSET VALUE PER SHARE	$9.55	$4.65
Identified cost of investments	$7,181,519	$30,529,312
Cost of foreign currency	$12,714	$26,069

*  Unlimited number of shares authorized

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2014

	MCBT Opportunistic EAFE Fund	MCBT Global Emerging Markets Fund
INVESTMENT INCOME
Dividend income	$213,258	$1,034,534
Foreign taxes withheld	(11,568)	(124,198)
Securities lending income	2,549	4,187
Interest income	12	52
TOTAL INVESTMENT INCOME	204,251	914,575
EXPENSES
Management fees	55,783	181,421
Custodian fees	82,218	138,578
Audit and tax fees	74,518	96,052
Legal fees	33,860	189,244
Trustees fees	7,019	42,371
Stock dividend tax	–	6,504
Other expenses	20,518	117,894
TOTAL EXPENSES	273,916	772,064
Management fee reimbursement	(174,300)	–
NET EXPENSES	99,616	772,064
NET INVESTMENT INCOME	104,635	142,511
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on investments (net of foreign capital gains taxes paid of $3,236 and 107,800, $respectively)	431,952	(1,899,118)
Net realized gain on foreign currency transactions	3,002	15,355
Net change in unrealized appreciation (depreciation) on:
Investments	(38,290)	(1,747,435)
Foreign currency	(2,069)	1,627
Deferred foreign capital gains tax	5,030	116,949
NET GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS	399,625	(3,512,622)
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS	$504,260	$(3,370,111)

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	MCBT Opportunistic EAFE Fund		MCBT Global Emerging Markets Fund
	Year Ended April 30, 2014	Year Ended April 30, 2013	Year Ended April 30, 2014	Year Ended April 30, 2013
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$104,635	$179,467	$142,511	$291,551
Net realized gain (loss)	434,954	383,613	(1,883,763)	(1,287,673)
Net change in net unrealized appreciation (depreciation) on investments, foreign currency and deferred foreign capital gains tax	(35,329)	(116,580)	(1,628,859)	1,129,068
Net increase (decrease) in net assets from operations	504,260	446,500	(3,370,111)	132,946
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income	(221,672)	(904,212)	(519,152)	(1,109,808)
Total distributions	(221,672)	(904,212)	(519,152)	(1,109,808)
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	–	–	862,122	–
Reinvestment of distributions to shareholders	221,672	904,212	519,152	1,109,808
Cost of shares repurchased	(30,000)	(16,896,398)	(6,845,022)	(3,737,304)
Total increase (decrease) in net assets from capital share transactions	191,672	(15,992,186)	(5,463,748)	(2,627,496)
NET INCREASE (DECREASE) IN NET ASSETS	474,260	(16,449,898)	(9,353,011)	(3,604,358)
NET ASSETS, beginning of year	$7,717,320	$24,167,218	$45,497,096	$49,101,454
NET ASSETS, end of year	$8,191,580	$7,717,320	$36,144,085	$45,497,096
Undistributed net investment income (loss)	$(93,294)	$22,594	$(737,189)	$(298,952)
OTHER INFORMATION:
Capital share transactions:
Shares sold	–	–	168,055	–
Shares issued in reinvestment of distributions to shareholders	22,758	108,289	105,519	212,200
Shares repurchased	(3,158)	(1,993,555)	(1,445,127)	(769,563)
Net share transactions	19,600	(1,885,266)	(1,171,553)	(557,363)

See Notes to Financial Statements.

MCBT OPPORTUNISTIC EAFE FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2014 (2)	Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.21	$8.87	$10.92	$9.34	$7.47
Net investment income	0.12	0.14	0.14	0.13	0.14
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred foreign capital gains tax	0.48	1.44	(1.52)	1.51	1.89
Total from investment operations	0.60	1.58	(1.38)	1.64	2.03
Less distributions:
Net investment income	(0.26)	(1.24)	(0.34)	(0.06)	(0.16)
Net realized gains	–	–	(0.33)	–	–
Total distributions	(0.26)	(1.24)	(0.67)	(0.06)	(0.16)
Net asset value, end of year	$9.55	$9.21	$8.87	$10.92	$9.34
TOTAL INVESTMENT RETURN (1)	6.51%	19.24%	(11.85)%	17.62%	27.17%
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$8,192	$7,717	$24,167	$63,538	$49,377
Gross expenses to average net assets	3.44%	2.74%	1.39%	1.24%	1.17%
Net expenses to average net assets	1.25%	1.25%	1.25%	1.24%	1.17%
Net investment income to average net assets	1.31%	1.67%	1.52%	1.37%	1.56%
Portfolio turnover rate	52%	30%	47%	83%	103%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MCBT GLOBAL EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING FOR THE PERIOD

	Year Ended April 30, 2014 (2)	Year Ended April 30, 2013 (2)	Year Ended April 30, 2012 (2)	Year Ended April 30, 2011 (2)	Year Ended April 30, 2010 (2)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$5.09	$5.17	$5.71	$4.70	$3.28
Net investment income	0.02	0.03	0.03	0.03	0.05
Net realized and unrealized gain (loss) on investments, foreign currency transactions and deferred foreign capital gains tax	(0.40)	0.02	(0.55)	1.00	1.45
Total from investment operations	(0.38)	0.05	(0.52)	1.03	1.50
Less distributions:
Net investment income	(0.06)	(0.13)	(0.02)	(0.02)	(0.08)
Total distributions	(0.06)	(0.13)	(0.02)	(0.02)	(0.08)
Net asset value, end of year	$4.65	$5.09	$5.17	$5.71	$4.70
TOTAL INVESTMENT RETURN (1)	(7.52)%	0.85%	(9.09)%	22.08%	45.79%
RATIOS AND
SUPPLEMENTAL DATA
Net assets, end of year (in thousands)	$36.144	$45,497	$49,101	$69,758	$198,603
Gross expenses to average net assets	1.91%	1.98%	1.67%	1.43%	1.23%
Net expenses to average net assets	1.91%	1.84%	1.67%	1.43%	1.23%
Net investment income to average net assets	0.35%	0.65%	0.65%	0.65%	1.10%
Portfolio turnover rate	35%	25%	43%	46%	112%

(1)  Total return at net asset value assuming all distributions reinvested. Total return would have been lower had certain expenses not been reduced by the Investment Manager.

(2)  The per share amounts were computed using an average number of shares outstanding during the year.

See Notes to Financial Statements.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

NOTE A - ORGANIZATION

Martin Currie Business Trust ("MCBT" or the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and was organized as a Massachusetts business trust on May 20, 1994. The Trust currently consists of two operational funds which have differing investment objectives and policies: MCBT Opportunistic EAFE Fund (the "Opportunistic EAFE Fund") and MCBT Global Emerging Markets Fund (the "Global Emerging Markets Fund") (each a "Fund" and, collectively, the "Funds"). Opportunistic EAFE Fund pursues its investment objective of seeking capital appreciation through investment in an international portfolio of primarily equity and equity-related securities. Opportunistic EAFE Fund's investment strategy and performance are benchmarked against the MSCI EAFE Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers in markets represented by the Index. Global Emerging Markets Fund pursues its investment objective of seeking capital appreciation through investment primarily in equity and equity-related securities of issuers located in a number of countries with emerging markets and developing economies. Global Emerging Markets Fund's investment strategy is benchmarked against the MSCI Emerging Markets Free Index. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of issuers located in emerging market countries. The Opportunistic EAFE Fund and the Global Emerging Markets Fund commenced investment operations on July 1, 1994, and February 14, 1997, respectively. The Trust's Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund, without par value.

NOTE B - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and income and expenses at the date of the financial statements. Actual results could differ from these estimates.

Foreign Investments - The Funds will invest extensively in foreign securities (i.e., those which are not listed on a United States securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse changes in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes or confiscatory taxation on capital, dividend or interest payments, and possible difficulty in obtaining and enforcing judgments against foreign entities. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets.

Valuation of Investments - Equity securities listed on an established securities exchange normally are valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange or on the NASDAQ National Market System for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last bid and asked price, except that short-term securities and debt obligations with sixty (60) days or less remaining until maturity may be valued at their amortized cost. Other securities for which current market quotations are not readily available (including certain restricted securities, if any) and all other assets are recorded at fair value as determined in good faith by or in accordance with valuation procedures approved by the Trustees of the Trust (the "Trustees"), although the actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events will not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of any Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith in accordance with valuation procedures approved by the Trustees, which may include the use of a third-party valuation service. During the period covered by this report, certain foreign securities held by the Funds were subject to fair value pricing adjustments made at the direction of third-party pricing vendors approved by the Board. Fair value pricing involves subjective judgments, and the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. These securities, which generally represent a transfer from a Level 1 to a Level 2 security (as such classifications are described in more detail below), will be classified as a Level 2 security. If fair value pricing adjustments are not made, these securities will be classified as Level 1. As of April 30, 2014, the Funds held no securities that had been fair valued by the Trust's Valuation Committee in accordance with the Trust's Valuation Procedures other than those valued by the third-party pricing service.

Fair Value Measurement - The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements).

•  Level 1 - Valuations based on quoted prices for identical securities in active markets.

•  Level 2 - Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

•  Level 3 - Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used as of April 30, 2014 in valuing each Fund's investments at fair value:

Fund	Level 1	Level 2	Level 3	Total
MCBT Opportunistic EAFE Fund
Common Stocks	$7,976,926	$–	$–	$7,976,926
Short-Term Investments	–	204,000	–	204,000
Collateral for Securities on Loan	316,560	–	–	316,560
Total Investments	$8,293,486	$204,000	$–	$8,497,486
MCBT Global Emerging Markets Fund
Common Stocks	$34,094,037	$–	$–	$34,094,037
Preferred Stocks	1,520,325	–	–	1,520,325
Short-Term Investments	–	807,000	–	807,000
Collateral for Securities on Loan	148,149	–	–	148,149
Total Investments	$35,762,511	$807,000	$–	$36,569,511

There were no transfers into and out of Levels 1, 2, and 3 during the year ended April 30, 2014.

Repurchase Agreements - In connection with transactions in repurchase agreements, the Funds' custodian takes possession of the underlying collateral securities, the value or market price of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, each Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

that could delay or increase the cost of such realization and/or retention. At April 30, 2014, there were no open repurchase agreements.

Securities Lending - The Funds may lend any of their securities held by State Street Bank and Trust Company ("State Street") as custodian to certain qualified brokers, except those securities which the Funds or Martin Currie specifically identify as not being available. By lending their investment securities, the Funds attempt to increase their net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest or dividends declared during the term of the loan would accrue to the accounts of the Funds. Risks of delay in recovery of the securities or even loss of rights in non-cash collateral may occur should the borrower of the securities fail financially, as well as risks of loss from the investment of cash collateral (which may be increased at times of high market volatility). Risks may also arise to the extent that the value of non-cash collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, a Fund receives cash or other securities as collateral in an amount equal to or exceeding 102% of the current market value of the loaned securities. At the time of lending, collateral received must generally equal or exceed 102% of the current market value of the loaned securities with respect to fixed income and U.S. dollar denominated equity securities and 105% of the current market value of the loaned securities with respect to foreign securities. Any cash received as collateral is generally invested by State Street, acting in its capacity as securities lending agent (the "Agent"), in the State Street Navigator Securities Lending Prime Portfolio, which is a money market fund registered under the 1940 Act. A portion of the dividends received on the collateral is rebated to the borrower of the securities, and the remainder is divided between the Agent and the applicable Fund.

As of April 30, 2014, the Funds listed below had loaned securities which were collateralized by short-term investments. The value of securities on loan and the value of the related collateral were as follows:

Fund	Value of Securities on Loan	Value of Cash Collateral	Value of Non-Cash Collateral†	Total Collateral (Including Calculated Mark)*
Opportunistic EAFE Fund	$691,380	$316,560	$398,656	$719,987
Global Emerging Markets Fund	144,039	148,149	–	146,954

†  The Fund cannot repledge or dispose of this collateral, nor does the Fund earn any income or receive dividends with respect to this collateral.

*  Balances represent the end of day mark to market of securities lending collateral that will be reflected by the Funds as of the next business day.

Investment Transactions - Investment security transactions are recorded on the date of purchase or sale. Realized gains and losses from security transactions are determined on the basis of identified cost.

Investment Income - Dividend income is recorded on the ex-dividend date (net of foreign withholding taxes). Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date and as soon as a Fund is informed of such dividends. Interest income is recorded daily on the accrual basis and includes accretion of discount and amortization of premium on investments. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Foreign Currency Translations - The records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on a daily basis when a Fund's net asset value is determined. Purchases and sales of securities

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

and income and expenses are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

Each Fund may realize currency gains or losses between the trade and settlement dates on security transactions. To minimize such currency gains or losses, the Fund may enter into forward foreign currency contracts ("Forwards"). The net U.S. dollar value of foreign currency underlying all contractual commitments held by each Fund on each day and the resulting net unrealized appreciation, depreciation, and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of Forwards, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities and are included with the net realized and unrealized gain or loss on investment securities.

Equity-Linked Securities - Each Fund may invest in equity-linked securities such as linked participation notes, equity swaps and zero-strike options and securities warrants. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. These securities may be used by a Fund to gain exposure to countries that place restrictions on investments by foreigners. To the extent that the Funds invest in equity-linked securities whose return corresponds to the performance of a foreign securities index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. In addition, the Funds bear the risk that the issuer of an equity-linked security may default on its obligation under the terms of the arrangement with the counterparty. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, derivative instruments. In addition, equity-linked securities may be considered illiquid and subject to each Fund's restrictions on investments in illiquid securities. As of April 30, 2014, the Funds did not hold any equity-linked securities.

Restricted Securities - The Funds may invest in restricted securities. Restricted securities include any security that is designated as a security issued pursuant to Rule 144A or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended. Many restricted securities are illiquid but may be deemed to be liquid by the Investment Manager pursuant to the Trust's policy regarding liquidity. The Funds do not have the right to demand that such securities be registered.

Indemnifications - Under the Trust's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, the Funds enter into agreements with service providers that may contain indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Investment Manager believes the likelihood of such a liability is remote.

Expenses - Expenses directly attributable to each Fund are charged to the respective Fund. Expenses not directly attributable to a particular Fund are either split evenly among the affected Funds, allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the Trustees may direct or approve.

Distributions to Shareholders - Each Fund declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. All distributions will be reinvested in shares of the respective Fund at the net asset value unless the shareholder formally elects to receive cash. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, passive foreign investment companies ("PFIC's"), capital gain taxes paid, lost/unused capital loss carry over written-off, and distributions in excess. Permanent book and tax differences relating to shareholder distributions will result in reclassifications to paid-in-capital. Distributions are recorded on the ex-dividend date.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

Accordingly, as of April 30, 2014, reclassifications were recorded as follows:

	Opportunistic EAFE Fund	Global Emerging Markets Fund
Increase (decrease) paid-in-capital	$(14,033,865)	$–
Increase (decrease) undistributed net investment income	1,149	(61,896)
Increase (decrease) undistributed net realized gain (loss)	14,032,716	61,896

The components of distributable earnings (accumulated losses) at April 30, 2014, on a tax basis, and the tax character of distributions during fiscal years 2014 and 2013, were as follows:

				2014		2013
Fund	Tax Basis Undistributed Ordinary Income	Tax Basis Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Distributions From Ordinary Income	Distributions From Long-Term Gain	Distributions From Ordinary Income	Distributions From Long-Term Gain
Opportunistic EAFE Fund	$–	$–	$1,202,298	$221,672	$–	$904,212	$–
Global Emerging Markets Fund	–	–	4,966,673	519,152	–	1,109,808	–

Income Taxes - Each Fund of the Trust is treated as a separate entity for U.S. federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their taxable income, including realized capital gains, if any, for the fiscal year. In addition, by distributing substantially all of their net investment income, realized capital gains and certain other amounts, if any, during the calendar year, the Funds will not be subject to a federal excise tax.

Pursuant to the Code, a net capital loss incurred in taxable years beginning on or before December 22, 2010, is characterized as short-term and may be carried for a maximum of eight tax years ("Carryforward Limit"), whereas a net capital loss incurred in taxable years beginning after December 22, 2010, retains its character as either short-term or long-term, does not expire and is required to be utilized prior to the losses which have a Carryforward Limit.

Each Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

As of April 30, 2014, the Funds had realized capital loss carry-forwards, for U.S. federal income tax purposes, available to be used to offset future realized capital gains to the extent provided by regulations:

Fund	Expiring April 30, 2017		Expiring April 30, 2018		No Expiration Short-Term		No Expiration Long-Term
Opportunistic EAFE Fund	$361,156	*	$190,587	*	$1,712,459	**		$–
Global Emerging Markets Fund	–		26,577,242	*	1,845,068		2,901,447

*  Utilization of capital loss carry-forward is limited due to IRC 382(b) loss limitations.

**  $542,697 of losses are limited due to IRC 382(b) loss limitations.

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

During the fiscal year ended April 30, 2014, Opportunistic EAFE Fund utilized capital loss carry-forwards of $417,479. Also, as a result of limitations in place due to an ownership change on August 1, 2012, $14,032,483 was written off as capital loss carry-forwards lost unused.

As of April 30, 2014, the Funds elected for federal income tax purposes, to defer the following current year post-October 31, and post-December 31 losses, as applicable, as though the losses were incurred on the first day of the next fiscal year:

Fund	Short-Term Post October Capital Loss	Long-Term Post October Capital Loss	Late-Year Ordinary Loss
Opportunistic EAFE Fund	$–	$–	$(10,809)
Global Emerging Markets Fund	–	–	(297,569)

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years (2011-2013). As of April 30, 2014, the Funds did not have any unrecognized tax positions.

NOTE C - AGREEMENTS AND FEES

The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with the Investment Manager, a wholly-owned subsidiary of Martin Currie (Holdings) Limited, for each Fund. Under each Advisory Agreement, the Investment Manager provides investment management, advisory and certain administrative services to the Fund, for which the Fund pays the Investment Manager a management fee computed daily and paid quarterly based on the Fund's average net assets at the annual rates listed below:

Fund	Management Fee
Opportunistic EAFE Fund	0.70%
Global Emerging Markets Fund	1.00	%*

*  The Investment Manager has agreed to waive the compensation it is entitled to receive under its investment advisory agreement with respect to the Global Emerging Markets Fund, a series of the Trust, from February 1, 2013 through April 30, 2014, such that the Investment Manager's advisory fee will be charged during that period at the annual rate of 0.45% of the Global Emerging Market Fund's average net asset value. The Investment Manager has agreed to continue said agreement from May 1, 2014 to April 30, 2015.

Effective February 19, 2007, the Investment Manager contractually agreed to contribute to certain qualifying operating expenses of the MCBT Opportunistic EAFE Fund, to the extent that those qualifying expenses exceed 1.25% of the Fund's average daily net assets (the "Expense Limitation Level"). Under the terms of the agreement, if the qualifying expenses fall below the Expense Limitation Level, contributions made within a rolling 3-year period will be reimbursed by the Fund to the Investment Manager, provided that any such reimbursement will not cause the Fund to exceed the Expense Limitation Level. As of April 30, 2014, the following amounts are subject to recapture:

Fund	Expires April 30, 2015	Expires April 30, 2016	Expires April 30, 2017
Opportunistic EAFE Fund	$55,445	$160,202	$174,300

This agreement expires August 31, 2014 (though recapture rights continue following expiration of the agreement).

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

State Street serves as administrator, custodian, transfer agent and dividend paying agent of the Trust and each Fund. State Street performs certain administrative services for the Trust and each Fund. Each Fund pays State Street, as administrator, transfer agent and dividend paying agent, a fee at the rate of 0.03% of its average net assets up to £100 million, 0.024% of the next £100 million, 0.015% of the next £300 million, 0.01% of the next £500 million, and 0.005% of those assets in excess of £1 billion per Fund, subject to a £40,000 minimum fee per year per Fund, plus certain out-of-pocket costs. Each fund pays State Street custodian fees which include both transaction-based fees and asset-based fees charged for assets under custody.

The Trust has adopted a distribution servicing plan in accordance with Rule 12b-1 under the 1940 Act for each Fund. The plan authorizes the Investment Manager to spend an amount of the management fee it collects for activities or services primarily intended to result in the sale of Fund shares or for providing personal services to Fund shareholders. The Trust is not aware of any payments for the distribution of Fund shares made directly or indirectly out of Fund assets during the period covered by this report.

Trustees of the Trust who are not interested persons, as defined in the 1940 Act, receive aggregate annual fees of $50,000 ($25,000 per Trustee). The Fund does not compensate its officers or interested trustees.

NOTE D - INVESTMENT TRANSACTIONS

Excluding short-term investments and including in-kind redemptions, if any, each Fund's purchases and sales of investments for the year ended April 30, 2014 were as follows:

Fund	Cost of Purchases	Proceeds from Sales
Opportunistic EAFE Fund	$4,052,412	$4,134,017
Global Emerging Markets Fund	14,163,432	19,629,945

The identified cost of investments in securities and short-term investments, owned for federal income tax purposes, and their respective gross unrealized appreciation and depreciation at, April 30, 2014, were as follows:

	Identified	Gross Unrealized		Net Unrealized
Fund	Cost	Appreciation	Depreciation	Appreciation
Opportunistic EAFE Fund	$7,296,059	$1,346,450	$145,023	$1,201,427
Global Emerging Markets Fund	31,602,794	6,593,097	1,626,380	4,966,717

The differences between the book basis and federal income tax basis cost of investments are primarily due to the deferral of realized capital losses on wash sales and the recognition of passive foreign investment company ("PFIC") mark to market income.

As of April 30, 2014, the net unrealized appreciation/depreciation on foreign currency transactions on a federal income tax basis for each Fund was the same for financial reporting purposes.

NOTE E - PRINCIPAL SHAREHOLDERS

The table below shows the number of shareholders each owning greater than 5% of the outstanding shares of each Fund as of April 30, 2014, and the total percentage of shares of the Fund held by such shareholders:

	5% or Greater Shareholders
Fund	Number	% of Shares
Opportunistic EAFE Fund	2	100.00
Global Emerging Markets Fund	3	100.00

MARTIN CURRIE BUSINESS TRUST

NOTES TO FINANCIAL STATEMENTS

The Investment Manager and its affiliates have investment discretion with respect to certain clients' holdings in the Funds, which collectively represent a significant portion of the Funds' assets. Significant shareholder transactions, if any, may impact the Funds' performance.

NOTE F - CONCENTRATION OF RISK

Each Fund will invest extensively in foreign securities (i.e., those which are not listed on a U.S. securities exchange). Investing in foreign securities involves risks not typically found in investing in U.S. markets. These include risks of adverse change in foreign economic, political, regulatory and other conditions, and changes in currency exchange rates, exchange control regulations (including currency blockage), expropriation of assets or nationalization, imposition of withholding taxes or confiscatory taxation on capital, dividends or interest payments, as well as possible difficulty in obtaining and enforcing judgments against foreign entities. All of the Funds are subject to foreign risk and may experience more rapid and extreme changes in value than Funds investing solely in the United States. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Furthermore, issuers of foreign securities are subject to different and often less comprehensive, accounting, reporting and disclosure requirements than U.S. issuers. The securities of some foreign companies and foreign securities markets are less liquid and at times more volatile than securities of comparable U.S. companies and U.S. securities markets, respectively.

The risks of investing in foreign securities may be heightened in the case of investments in emerging markets or countries with limited or developing capital markets. Security prices in emerging markets can be significantly more volatile than in the more developed nations, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, less-established market economies than developed countries, present the risk of business or industry nationalization, restrictions on foreign ownership, or prohibit repatriation of assets, and may provide less protection for property rights than more developed countries. Political change or instability may adversely affect the economies and securities markets of such countries. The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product, or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.

NOTE G - TRANSACTIONS WITH AFFILIATED PERSONS

Under the 1940 Act, "affiliated persons" include companies (a) in which a Fund (or an affiliated person of the Fund) has direct or indirect ownership of, control of or voting power over 5% or more of the outstanding voting securities or (b) that a Fund (or an affiliated person of the Fund) has control of, or is controlled by, or with which the Fund is under common control. Transactions with such affiliated persons are conducted in accordance with the requirements of Rule 17a-7 under the 1940 Act. During the year ended April 30, 2014, the Funds did not engage in any such transactions.

NOTE H - SUBSEQUENT EVENTS

Management has evaluated the possibility of subsequent events affecting the Funds' financial statements through the date the financial statements were issued. Management has determined that there are no such subsequent events that would require disclosure in the Funds' financial statements through the date the financial statements were issued.

In June 2013, the FASB issued Accounting Standards Update No. 2013-08, Financial Services - Investment Companies (Topic 946): Amendments to the Scope, Measurement and Disclosure Requirements ("ASU 2013-08"), which updates the criteria used in defining an investment company under GAAP and also sets forth certain measurement and disclosure requirements. The amendments in ASU 2013-08 are effective for fiscal periods (including interim periods) beginning after December 15, 2013. Management is currently evaluating the application of ASU 2013-08 and its impact, if any, on the Funds' financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of the Martin Currie Business Trust and Shareholders of
MCBT Opportunistic EAFE Fund
MCBT Global Emerging Markets Fund

We have audited the accompanying statements of assets and liabilities of MCBT Opportunistic EAFE Fund and the MCBT Global Emerging Markets Fund (the "Funds"), including the schedules of investments, as of April 30, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two years in the period ended April 30, 2011, were audited by another independent registered public accounting firm whose report, dated June 28, 2011, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate audit procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the MCBT Opportunistic EAFE Fund and MCBT Global Emerging Markets Fund at April 30, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 24, 2014

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

ADDITIONAL FEDERAL TAX INFORMATION

For federal income tax purposes, the following information is furnished with respect to the distributions of the Trust for its fiscal year ended April 30, 2014.

Foreign Taxes

The Funds designate as income received from foreign sources and taxes paid to foreign countries the following amounts:

Fund	Foreign Source Income	Foreign Taxes Paid
Opportunistic EAFE Fund	$213,258	$14,803
Global Emerging Markets Fund	1,034,534	238,503

Qualified Dividend Income

Pursuant to section 854(b) of the Internal Revenue Code of 1986, as amended, for fiscal year ended April 30, 2014, each of the Funds designates the maximum amount allowable of its distributions as "qualified dividend income" eligible for reduced tax rates.

This is for informational purposes only. Final information will be or has been provided in your Form 1099-DIV.

Quarterly Schedule of Investments

Each Fund files with the Securities and Exchange Commission its complete schedule of portfolio holdings on Form N-Q for the first and third fiscal quarters of each fiscal year. The Funds' Forms N-Q are available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds' portfolio securities is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservicesteam@martincurrie.com; and (2) on pages 15-16 of the Trust's Statement of Additional Information dated August 28, 2013, which is available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Availability of Proxy Voting Record

Information regarding how the Funds voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling collect 1-212-258-1900 or email clientservicesteam@martincurrie.com; and (2) on page 15 of the Trust's Statement of Additional Information, available on the website of the Securities and Exchange Commission at http://www.sec.gov.

Shareholder Expenses

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value

MARTIN CURRIE BUSINESS TRUST

OTHER INFORMATION (Unaudited)

divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

"Expenses Paid During Period" include amounts reflected in the Funds' Statement of Operations net of reimbursement, if any, by the Investment Manager. Please note that the expenses do not reflect shareholder transaction costs such as sales charges or redemption fees. The second line is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period* November 1, 2013 through April 30, 2014
Actual
Opportunistic EAFE Fund	$1,000.00	$987.90	$6.16
Global Emerging Markets Fund	1,000.00	923.00	10.68
Hypothetical (assuming a 5% return before expenses)
Opportunistic EAFE Fund	$1,000.00	$1,018.60	$6.26
Global Emerging Markets Fund	1,000.00	1,013.69	11.18

*  Expenses are equal to the Funds' annualized expense ratios of 1.25% and 2.24% for Opportunistic EAFE Fund and Global Emerging Markets Fund, respectively, multiplied by the average account value for the period, multiplied by 181 days in the most recent fiscal half year divided by 365 days in the current year.

TRUSTEES AND OFFICERS

Information about the Trust's Trustees and officers appears below. There is no limit to the term a Trustee may serve. The President, Treasurer and Clerk are elected annually. Other officers may be elected or appointed by the Trustees at any time. The address of each Trustee and officer is c/o Martin Currie Inc., Saltire Court, 20 Castle Terrace, Edinburgh, Scotland EH1 2ES. The Funds' Statement of Additional Information has further information about the Trustees and is available without charge, upon request, by calling collect 1-212-258-1900.

Interested Trustee

The Trustee below is an "interested person" (as defined by the Investment Company Act of 1940) in that he is an employee of Martin Currie Inc., the investment adviser to each Fund.

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Jamie Skinner 53	Trustee and President	2010	2

Director, Client Service, Martin Currie Investment Management Limited; Director, Martin Currie Inc.; Trustee, Martin Currie Retirement & Death Benefit Plan; Formerly: CEO and President, The Taiwan Fund, Inc; CEO and President, The China Fund, Inc.

					None

Non-Interested Trustees

Each Trustee below is not an "interested person" (as defined by the Investment Company Act of 1940).

Name and Age	Position(s) Held with Fund	Position Held Since (2)	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupations During Past Five Years (3)	Other Directorships (4)
Patrick R. Wilmerding 71	Trustee	1994	2

Self-employed investment manager; Member of Advisory Committee to Healthpoint Capital Fund I (private equity fund); Director of The Providence Journal (newspaper). Formerly: Director of Lenox Capital (private equity firm) and Division Executive of The First National Bank of Boston (bank).

					None
John W. Everets (1) 68	Trustee	2014	2

Lead Investor, The Bank of Maine; Chairman and CEO, The Bank of Maine; Chairman, Yorkshire Capital, Formerly: Director, Microfinancial Incorporated; Director, Financial Security Assistance Holdings Ltd.

					Eastern Company

Officers (Other Than Officers Who Are Also Trustees)

Name and Age	Position(s) Held with Fund	Position Held Since	Principal Occupations During Past Five Years (3)
Ralph M. Campbell 47	Vice President and Treasurer	2005

Director of Martin Currie (Holdings) Limited (parent company); Director of Martin Currie (Bermuda) Limited; Director of the following companies: Martin Currie Investment Management Limited; Martin Currie Trustees Limited (trustee company); Martin Currie Inc.; Moorgate Investment Management Limited; Martin Currie Pte Limited. Formerly: Director of Finance of GE Capital Auto Financing; Edinburgh International Investment Trust (dissolved 2008); Martin Currie Global Investors Limited (dissolved 2011); Scottish Unit Managers Limited (dissolved 2011); Western Canada Investment Company Limited (dissolved 2011); MarView Investment Partnership LLP (dissolved 2012); Martin Currie Services Limited (dissolved 2008); Martin Currie Management Limited (dissolved 2011).

Nigel Anderson 44	Chief Compliance Officer	2013	Head of Compliance, Martin Currie Investment Management Limited; Senior Compliance Advisor of Martin Currie Investment Management.
Paul Evitt 30	Clerk	2014	Assistant Company Secretary, Martin Currie Investment Management Limited. Formerly: Secretariat, The Royal Bank of Scotland plc; Solicitor, Burness LLP

(1)  John W. Everets replaced Simon D. Eccles as Trustee as of February 19, 2014.

(2)  There is no stated term of the office for the Trustees. The President, Treasurer and Clerk are elected annually by the Trustees. Other officers may be elected or appointed by the Trustees at any time.

(3)  Previous positions during the past five years with any of the group of companies owned by Martin Currie (Holdings) Limited are omitted if not materially different from the positions listed.

(4)  Indicates other directorships held by a Trustee with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.

MARTIN CURRIE BUSINESS TRUST

TRUSTEES AND OFFICERS

Jamie Skinner, Trustee and President*

John W. Everets, Trustee

Patrick R. Wilmerding, Trustee

Ralph M. Campbell, Vice President and Treasurer

Nigel Anderson, Chief Compliance Officer

Paul Evitt, Clerk

* Interested Trustee

INVESTMENT MANAGER

Martin Currie, Inc.
Saltire Court
20 Castle Terrace
Edinburgh EH1 2ES
Scotland
011-44-131-229-5252

Authorized and regulated by Financial Conduct Authority

Registered Investment Adviser with the Securities and Exchange Commission

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors. Shares of the Martin Currie Business Trust (the "Trust" may be issued and sold solely in private transactions which do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act."). Investments in the Trust may only be made by individuals who are accredited investors within the meaning of Regulation D of the 1933 Act.

Item 2. Code of Ethics.

(a)                      As of April 30, 2013, the registrant has adopted a code ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)                      Not applicable.

(c)                       The registrant did not amend its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)                      The registrant did not grant a waiver (including an implicit waiver) from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)                       Not applicable.

(f)                        The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the registrant oversees the accounting and financial reporting of the registrant and the audits of the financial statements of the registrant.  The Trustees of the registrant who are “independent,” as such term is defined in Item 3(a)(2) of this Form N-CSR (the “Independent Trustees”), review the arrangements for and the results of the annual audit and discuss with the registrant’s independent auditors matters relating to the registrant’s financial statements.  The registrant’s Board of Trustees has determined that the registrant does not have an “audit committee financial expert” (as such term has been defined by the Securities and Exchange Commission (the “Commission”) in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002).  The registrant’s Board believes that the Independent Trustees collectively possess the knowledge and experience necessary to execute the Board’s audit oversight functions and duties.  In reaching this conclusion, the Board considered the knowledge and experience of each of the Independent Trustees, including their service on the Board since 1994, and the institutional nature of the registrant (shares of which may be sold only in private transactions to “accredited investors”).

Item 4. Principal Accountant Fees and Services.

(a) — (d)

Fees for Services Rendered to the Registrant

Fiscal Year
Ended 4/30	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

2013	$90,000	$0	$20,000	$0
2014	$93,250	$0	$20,750	$0

Audit Fees shown above represent fees and expenses for services provided for the fiscal year indicated (and not the fees and expenses billed during such year).

Tax Fees represent fees and expenses for services rendered to the registrant for tax return review and signing and review of required income and capital gains distribution calculations.  The amounts shown above represent fees and expenses billed during the fiscal year indicated above.

(e)(1) The registrant’s Board of Trustees has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Board pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Board who is an Independent Trustee is authorized to pre-approve a proposed engagement that arises between regularly scheduled Board meetings and that needs to commence prior to the next regularly scheduled meeting. Such Independent Trustee must report to the full Board at its next regularly scheduled meeting on the pre-approval decision.  The pre-approval procedures also provide that certain specific types of engagements in amounts less than $10,000 are pre-approved without further action of the Board.

(e)(2) Not applicable.

(f) Not applicable.

(g)

Fiscal Year	Aggregate Non-Audit Fees

2013	$1,782,073
2014	$600,330

The amounts set out above represent the aggregate non-audit fees billed by the registrant’s accountant to the registrant.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h) Not applicable.  The registrant’s accountant did not render non-audit services to the registrant’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) The schedule of investments is included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)  The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that, to the best of their knowledge, the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics.

(a)(2) Certifications required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARTIN CURRIE BUSINESS TRUST

By:	/s/ Jamie Skinner
Name:	Jamie Skinner
Title:	President
Date:	July 7, 2014

Pursuant to the requirements of the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: July 7, 2014	By:	/s/ Jamie Skinner
	Name:	Jamie Skinner
	Title:	President

Date: July 7, 2014	By:	/s/ Ralph Campbell
	Name:	Ralph Campbell
	Title:	Treasurer

EXHIBIT LIST

12(a)(1)	Code of Ethics.

12(a)(2)(i)	Certification of the Principal Executive Officer required by Rule 30a-2(a) under the Act.

12(a)(2)(ii)	Certification of the Principal Financial Officer required by Rule 30a-2(a) under the Act.